UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008 [January 25, 2008]

SUN WORLD PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52365 (Commission File Number)	20-4395271 (IRS Employer Identification No.)

1601-14 Street SW., Calgary, Alberta T3C 1E3

 (Address of principal executive offices)               (Zip Code)

(403) 228-2483

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS O CERTAIN OFFICERS

Resignation of Directors and Officers:

On January 25, 2008, Mr. Shawn Thorburn, a Director of Sun World Partners, Inc. (the “Company”), informed the Board of Directors of the Company that he was resigning from the Board of Directors effective January 25, 2008.  Mr. Thorburn did not resign as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On January 25, 2008, Kimberley Coonfer, an Officer of the Company, informed the Board of Directors of the Company that she was resigning as President of the Company.  Ms. Coonfer will remain on the Board of Directors.

On January 25, 2008, Greg Coonfer, an officer of the Company, informed the Board of Directors of the Company that he was resigning as Treasurer of the Company.  Mr. Coonfer will remain on the Board of Directors.

Election of Director:

On January 25, 2008, Sun World Partners, Inc. appointed Mr. Ron Lizee as a member of its Board of Directors.  Mr. Lizee was also named as Chief Financial Officer of Sun World Partners, Inc.  Mr. Lizee is a Director of Acrongenomics Inc. as well as the Chief Financial Officer/Treasurer.  Mr. Lizee is the owner/operator of Lizee Gauthier, Certified General Accountants where he has practiced since 1982.  Mr Lizee has over 25 years experience in the fields of tax, accounting and auditing.  He graduated from the University of Saskatchewan in 1981 with a B.Comm, Accounting and gained his CGA in 1987, and CFP in 1993.  Mr Lizee has experience in financial management within public companies having served as a director and CFO during 1995 to 1999.  From 2000 to 2007, Mr. Lizee owned and operated a franchise chain, operating in several Canadian provinces.  He was also the Chief Operating Officer of the franchise chain.  Mr. Lizee is an officer and director of Acrongenomics, Inc. a U.S. Securities and Exchange Commission (“SEC”) reporting issuer.  He is not a director or officer of any other SEC reporting issuers.

Election of Officer:

On January 25, 2008, Mr. Tom Zapatinas was appointed to act as President and Secretary of Sun World Partners, Inc.   Mr. Zapatinas has been a Director of Sun World Partners, Inc. since January 9, 2007.  Mr. Zapatinas has been a self employed business consultant since August, 1997.  In June of 1998, Mr. Zapatinas founded Prolific Smart Card Software Systems Inc. which became a reporting issuer on the TSX Venture Exchange in Canada.   Mr. Zapatinas resigned from Prolific in May 29, 2001 to go back to his consulting practice.   He brings experience in financing, corporate development and mergers and acquisitions.

Mr. Zapatinas is not a director or officer of any other SEC reporting issuers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN WORLD PARTNERS, INC.

By:  /s/ Tom Zapatinas

Name:  Tom Zapatinas

Title: President, Secretary

Date: January 30, 2008

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